UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 22, 2024

ALIGN TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-32259	94-3267295
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

410 North Scottsdale Road, Suite 1300, Tempe, Arizona 85288
(Address of Principal Executive Offices) (Zip Code)
(602) 742-2000
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common stock, $0.0001 par value	ALGN	The NASDAQ Stock Market LLC
(NASDAQ Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17  CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

On April 22, 2024, Align Technology, Inc. (“Align”) and Heartland Dental Holding Corporation (“Heartland”) entered into a Subscription Agreement (the “Subscription Agreement”), which provides, among other things, for Align to acquire less than a 5% equity interest in Heartland through the purchase of Class A Common Stock for $75 million (the“2024 Heartland Investment”). Align is an existing holder of Class A Common Stock of Heartland (see Note 1 - Summary of Significant Accounting Policies to our audited financial statements for the year ended December 31, 2023 included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 28, 2024). In connection with 2024 Heartland Investment, Align is bound by the Stockholders’ Agreement, dated April 24, 2023, by and among Align, Heartland, Heartland Dental Topco, LLC (“Topco”) and funds and accounts managed by affiliates of KKR & Co. Inc. (“KKR”), and the Side Letter, dated April 24, 2023, by and among Align, Heartland, Topco and KKR (the “Side Letter”). Subject to certain restrictions set forth in the Side Letter, the Company agreed to provisions applicable to Heartland’s stockholders, including certain drag-along and voting obligations.

Item 2.02    Results of Operations and Financial Condition.

On April 24, 2024, Align issued a press release and will hold a conference call regarding its financial results for its first quarter ended March 31, 2024. The full text of the press release is furnished as Exhibit 99.1 to this Form 8-K.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Align Technology, Inc. announcing its first quarter ended March 31, 2024 financial results
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALIGN TECHNOLOGY, INC.

By:	/s/ John F. Morici
John F. Morici Chief Financial Officer and Executive Vice President, Global Finance

Date: April 24, 2024